Income Taxes	9 Months Ended	12 Months Ended
	Jun. 30, 2015	Sep. 30, 2014
Income Taxes [Abstract]
Income taxes

9. Income Taxes

We conduct business globally and operate in a number of foreign jurisdictions in addition to the United States. For the three months and nine months ended June 30, 2015 and 2014, our reported income tax rate was lower than the US federal statutory rate primarily due to lower income tax rates in the foreign jurisdictions where we operate, and as a result of net income or losses for the periods, the utilization of net operating loss carry-forwards and the valuation allowance against deferred tax assets.

10. Income Taxes

The provision (benefit) for income taxes comprised the following:

	For the years ended September 30,
	2014	2013
Income (loss) from continuing operations before income taxes:
United States	$(876,048)	$(1,023,840)
Foreign	(6,067,017)	2,291,046
	$(6,943,065)	$1,267,206

Current tax expense (benefit):
Federal	$-	$-
Foreign	-	-
	-	-

Deferred tax expense (benefit):
Federal	-	-
Foreign	-	-
	$-	$-

The tax effect of significant items comprising our net deferred tax assets as of September 30, 2014 and 2013 are as follows:

	For the years ended September 30,
	2014	2013
Deferred tax assets:
Stock Options	$333,322	$333,322
Federal and state net operating loss carry forwards	1,532,648	1,321,844
Foreign net operating loss carry forwards	1,386,980	1,254,854
Land impairment	1,011,401	71,873
Other	100,786	94,647
Gross deferred tax assets	4,365,137	3,076,540
Less: Valuation allowance	(4,353,169)	(3,060,200)
Net deferred tax assets	11,968	16,340
Deferred tax liabilities	(11,968)	(16,340)
Net deferred taxes	$-	$-

At September 30, 2014, the Company had approximately $4.2 million of net operating loss carry forwards for US federal income tax purposes that will expire beginning in 2019.  Due to Internal Revenue Code Section 382 limitations related to the change in ownership of the Company, the utilization of pre-acquisition net operating losses is limited on an annual basis.  The Company had approximately $14.1 million of foreign net operating loss carry forwards at September 30, 2014 in Cyprus that will expire in 2019.

In assessing the ability to realize the deferred tax assets, Management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the period in which these temporary differences become deductible.  In making this assessment, Management considered the projected future taxable income, and prudent and feasible tax planning strategies.  As of September 30, 2014 and 2013, valuation allowances of approximately $4.4 million and $3.1 million have been recorded, respectively. The valuation allowance has been established to reduce deferred income tax assets, principally domestic and foreign tax loss carryforwards to amounts more likely than not to be realized. Consequently the change in the Company’s valuation allowance of approximately $1.3 million was primarily due to an increase in Federal and state net operating loss, and land impairment.

A reconciliation of US statutory federal income tax rate related to pretax income (loss) from continuing operations to the effective tax rate for the years ended September 30 is as follows:

	2014	2013
Statutory rate	34%	34%
Federal minimum taxes	-	-
Permanent difference	-	-
Effect of foreign earnings	(17)	(42)
Change in valuation allowance	(64)	9
State tax effect, net of federal benefit	-	-
Effect of land impairment charge	42	-
Other	5	(1)
Statutory rate	-%	-%

The Company operates as a US corporation with foreign subsidiaries. As a result, the Company's expected statutory rate is 34 percent and would apply to its foreign earnings if such amounts were earned in the US. The Company's foreign earnings were derived principally in Cyprus, which has a tax rate of 10 percent, and in the British Virgin Islands, which does not assess a corporate income tax on earnings. As a result, the Company's effective rate was reduced significantly by the effect of the utilization of the Company’s foreign earnings, change in valuation allowance and effect of land impairment charge.

Under ASC 740 an entity may only recognize or continue to recognize tax positions that meet a more likely than not threshold.  In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions.  The Company assesses its income tax positions and records tax benefits for all years subject to examination based on Management's evaluation of the facts, circumstances and information available at the reporting date.  For those tax positions where it is more likely than not that a tax benefit will be sustained, the Company has recognized the largest amount of tax benefit with a greater than 50 percent likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information.  For those income tax positions where it is not more likely than not that a tax benefit will be sustained, no tax benefit has been recognized in the Company's consolidated financial statements.  Management believes that the Company has not taken any material tax positions that would be deemed to be uncertain, therefore the Company has not established a liability for uncertain tax positions for the years ended September 30, 2014 and 2013. As of September 30, 2014, the tax years beginning from year ended September 30, 2011 through year ended September 30, 2014 were determined to be open for purposes of the Company’s ASC 740 analysis.